SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 2, 1998



                       HEALTHCARE IMAGING SERVICES, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                   000-19636                  22-3119929
         --------                   ---------                  ----------
(State or other jurisdiction (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification No.)
==========================  ========================== ========================


                200 Schulz Drive, Red Bank, New Jersey 07701
                ---------------------------------------------
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (732) 224-9292
     ------------------------------------------------------------------



                                NOT APPLICABLE
                                ---------------
        (Former name or former address, if changed since last report)






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

Item 5.     Other Events.
            -------------

     On March 2, 1998, HealthCare Imaging Services, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          c) Exhibits
             --------

                99.1 Press Release of HealthCare Imaging Services, Inc. dated
                     March 2, 1998.


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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEALTHCARE IMAGING SERVICES, INC.
                                          (Registrant)


Dated:  March 16, 1998                    By: /s/ Elliott H. Vernon
                                              ---------------------
                                               Elliott H. Vernon
                                               Chairman of the Board, President
                                               and Chief Executive Officer



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

                              INDEX TO EXHIBITS


Exhibit No.
-----------

  99.1  Press Release of HealthCare Imaging Services, Inc. dated March 2, 1998.